Exhibit 32.1


                       LIONS PETROLEUM INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of Lions Petroleum Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of Lions Petroleum Inc. for the quarter ended December 31, 2005, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum Inc.

                                          /s/ Dale M. Paulson
Date: February 14, 2006                 ____________________________________
                                        Dale M. Paulson
                                        Chief Executive Officer




                                         /s/ Gordon L. Wiltse
Date: February 14, 2006                 ____________________________________
                                        Gordon L. Wiltse
                                        Chief Financial Officer